UNITED STATES
PATENT AND
TRADEMARK OFFICE

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FEBRUARY 07, 2002      Under Secretary of Commerce for Intellectual Property and
                       Director of the United States Patent and Trademark Office
EDWARD L. BROWN, JR.                                       Washington, DC  20231
125 N. MARKET                                                      www.uspto.gov
SUITE 1100
WICHITA, KS  67202                                      *101922648A*


                   UNITED STATES PATENT AND TRADEMARK OFFICE
                  NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT DIVISION OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE MICROFILM COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE EMPLOYEE WHOSE NAME APPEARS ON THIS NOTICE AT 703-308-9723. PLEASE SEND REQUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, ASSIGNMENT DIVISION, BOX ASSIGNMENTS, CG-4, 1213 JEFFERSON DAVIS HWY, SUITE 320, WASHINGTON, D.C. 20231.

RECORDATION DATE:  12/18/2001                           REEL/FRAME:  012365/0256
                                                        NUMBER OF PAGES:  3

BRIEF:  ASSIGNMENT OF ASSIGNOR'S INTEREST (SEE DOCUMENT FOR DETAILS).

ASSIGNOR:
  KAUFMAN TOOLS, INC.                                   DOC DATE:  09/20/2001

ASSIGNEE:
  VAUGHN L. JUHNKE
  919 17TH AVE.
  MCPHERSON, KANSAS  67460

SERIAL NUMBER:  08102861                                FILING DATE:  08/06/1993
PATENT NUMBER:  5416978                                 ISSUE DATE:  05/23/1995



LAZENA MARTIN, EXAMINER
ASSIGNMENT DIVISION
OFFICE OF PUBLIC RECORDS